UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 8, 2008
GENELABS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

California	0-19222	94-3010150

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

505 Penobscot Drive, Redwood City, California	94063

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (650) 369-9500
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.
(a) Effective as of July 8, 2008, the Audit Committee of the Board of Directors of Genelabs Technologies, Inc. (“Genelabs”) dismissed Ernst & Young LLP (“E&Y”) as Genelabs’ independent registered public accounting firm.
During the two fiscal years ended December 31, 2006 and 2007, and through the period ended July 8, 2008 (the “Relevant Period”), there were no (1) “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their report to the subject matter of the disagreement or (2) “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).
The audit reports of E&Y on the consolidated financial statements of Genelabs as of and for the years ended December 31, 2006 and 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
Genelabs has provided E&Y with a copy of this disclosure and has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements, and if not, stating the respect in which E&Y does not agree. A copy of such letter, dated July 9, 2008, is attached as Exhibit 16.1 to this Current Report on Form 8-K.
(b) Effective as of July 8, 2008, the Audit Committee engaged Odenberg, Ullakko, Muranishi & Co. LLP (“OUM”) as Genelabs’ independent registered public accounting firm for the fiscal year ending December 31, 2008. During the Relevant Period, neither Genelabs nor anyone acting on its behalf consulted with OUM regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Genelabs’ financial statements, and neither a written report was provided to Genelabs nor was any oral advice provided by OUM that was an important factor considered by Genelabs in reaching a decision as to any accounting, auditing or financial reporting issue, or (2) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
A copy of the letter from Ernst & Young LLP is furnished pursuant to this Item 4.01 as Exhibit 16.01 to this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

GENELABS TECHNOLOGIES, INC.
By:	/s/ Frederick W. Driscoll
	Name:	Frederick W. Driscoll
	Title:	Chief Financial Officer

Date: July 10, 2008

EXHIBIT INDEX

Exhibit
Number	Description
16.01	Letter from Ernst & Young LLP